UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 21, 2025

HUINENG TECHNOLOGY CORPORATION

(Exact name of registrant issuer as specified in its charter)

Nevada	333-276237	37-2108225
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33-01, 33rd Floor, Menara Keck Seng, 203 Jalan Bukit Bintang, 55100 Kuala Lumpur, Malaysia

(Address of principal executive offices, including zip code)

(+60)3 2116 5722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

On February 21, 2025, Huineng Technology Corporation (the “Company”) entered into subscription agreement with one investor, Kae Ren Tee, subscribing 39,000,000 common shares. The investor agreed to subscribe 39,000,000 shares of the Company’s common stock with par value $0.001 per share, at a purchase price of $0.001 per share, in aggregate for cash consideration of $39,000.

As a result, the number of issued and outstanding share of common stock of the Company increased from pre-private placement 5,545,000 shares of common stock to post-private placement 44,545,000 shares of common stock.

ITEM 3.02 Unregistered Sales of Equity Security.

In reference to Item 1.01 of this Form 8-K, on February 21, 2025, the Company completed the issuance and sale of an aggregate of 39,000,000 common shares at a price of $0.001 per share with par value $0.001 per share in a private placement, pursuant to the Subscription Agreement dated as of February 21, 2025 between the Company and investor. The net proceeds to the Company amounted to $39,000 went directly to the Company as working capital.

Regards to all of the above transactions we claim an exemption from registration afforded by Section 4(a)(2) and/or Regulation S of the Securities Act of 1933, as amended (“Regulation S”) for the above sales of the stock since the sales of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

ITEM 9.01 Financial Statements and Exhibits.

10.1	Form of Subscription Agreement dated February 21, 2025
99.1	Written Consent of the Board of Directors of the Company, dated February 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUINENG TECHNOLOGY CORPORATION
(Name of Registrant)
Date: February 27, 2025
	By:	/s/ Guoxiang Ao
	Name:	Guoxiang Ao
	Title:	President, Chief Executive Officer, Secretary, Treasurer, and Director